Exhibit (g)(4)


                                   SCHEDULE I
                                       TO
                        FOREIGN CUSTODY MANAGER AGREEMENT
                              As of _________, 2007


DOMESTIC DIVIDEND FUNDS

WisdomTree Total Dividend
WisdomTree Dividend Top 100
WisdomTree High-Yielding Equity
WisdomTree LargeCap Dividend
WisdomTree MidCap Dividend
WisdomTree SmallCap Dividend

EARNINGS WEIGHTED FUNDS

WisdomTree Total Earnings Fund
WisdomTree Earnings 500 Fund
WisdomTree MidCap Earnings Fund
WisdomTree SmallCap Earnings Fund
WisdomTree Earnings Top 100 Fund
WisdomTree Low P/E Fund

INTERNATIONAL EQUITY FUNDS

WisdomTree DEFA Fund
WisdomTree DEFA High-Yielding Equity Fund
WisdomTree Europe Total Dividend    Fund
WisdomTree Europe High-Yielding Equity Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Japan Total Dividend Fund
WisdomTree Japan High-Yielding Equity Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree   Pacific ex-Japan Total Dividend Fund
WisdomTree  Pacific ex-Japan High-Yielding Equity Fund
WisdomTree International Dividend Top 100 Fund
WisdomTree International LargeCap   Fund
WisdomTree International MidCap Fund
WisdomTree  International SmallCap Fund
WisdomTree International Real Estate Fund
WisdomTree Emerging Markets High-Yielding Equity Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree  Israel Total Dividend Fund

                                   SCHEDULE I
                                       TO
                        FOREIGN CUSTODY MANAGER AGREEMENT
                                As of _____, 2007


INTERNATIONAL SECTOR FUNDS

WisdomTree International Basic Materials Sector Fund
WisdomTree International Communications Sector Fund
WisdomTree International Consumer Cyclical Sector Fund
WisdomTree International Consumer Non-Cyclical Sector Fund
WisdomTree International Energy Sector Fund
WisdomTree International Financial Sector Fund
WisdomTree International Health Care Sector Fund
WisdomTree International Industrial Sector Fund
WisdomTree International Technology Sector Fund
WisdomTree International Utilities Sector Fund










WisdomTree Trust                                 Bank of New York


____________________                             ______________________
Jonathan Steinberg                               Joseph F. Keenan
President                                        Managing Director